Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,254	100.0	$ 18,355	100.0	(0.6)
Cost of products sold	5,853	32.1	5,955	32.5	(1.7)
Selling, marketing and administrative expenses	5,822	31.9	5,917	32.2	(1.6)
Research and development expense	2,635	14.4	2,411	13.1	9.3
In-process research and development	156	0.8	338	1.9
Interest (income) expense, net	122	0.7	116	0.6
Other (income) expense, net	963	5.3	868	4.7
Earnings before provision for taxes on income	2,703	14.8	2,750	15.0	(1.7)
Provision for/(Benefit from) taxes on income	182	1.0	(769)	(4.2)
Net earnings	$ 2,521	13.8	$ 3,519	19.2	(28.4)

Net earnings per share (Diluted)	$ 0.89		$ 1.23		(27.6)

Average shares outstanding (Diluted)	2,845.3		2,872.0

Effective tax rate	6.7%		(28.0)%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 3,925	21.5	$ 3,909	21.3	0.4
Net earnings	$ 3,612	19.8	$ 3,561	19.4	1.4
Net earnings per share (Diluted)	$ 1.27		$ 1.24		2.4
Effective tax rate	8.0%		8.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 74,331	100.0	$ 71,312	100.0	4.2
Cost of products sold	22,746	30.6	22,342	31.3	1.8
Selling, marketing and administrative expenses	21,954	29.5	21,830	30.6	0.6
Research and development expense	8,494	11.4	8,183	11.5	3.8
In-process research and development	178	0.3	580	0.8
Interest (income) expense, net	466	0.6	408	0.6
Other (income) expense, net	(70)	(0.1)	2,498	3.5
Earnings before provision for taxes on income	20,563	27.7	15,471	21.7	32.9
Provision for taxes on income	4,240	5.7	1,640	2.3
Net earnings	$ 16,323	22.0	$ 13,831	19.4	18.0

Net earnings per share (Diluted)	$ 5.70		$ 4.81		18.5

Average shares outstanding (Diluted)	2,863.9		2,877.0

Effective tax rate	20.6%		10.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 21,195	28.5	$ 19,169	26.9	10.6
Net earnings	$ 17,105	23.0	$ 15,876	22.3	7.7
Net earnings per share (Diluted)	$ 5.97		$ 5.52		8.2
Effective tax rate	19.3%		17.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,294	1,263	2.5%	2.5	—
International	2,312	2,490	(7.1)	0.1	(7.2)
	3,606	3,753	(3.9)	0.9	(4.8)

Pharmaceutical
U.S.	4,356	3,551	22.7	22.7	—
International	3,643	3,745	(2.7)	5.8	(8.5)
	7,999	7,296	9.6	13.9	(4.3)

Medical Devices
U.S.	2,954	3,200	(7.7)	(7.7)	—
International	3,695	4,106	(10.0)	(2.3)	(7.7)
	6,649	7,306	(9.0)	(4.7)	(4.3)

U.S.	8,604	8,014	7.4	7.4	—
International	9,650	10,341	(6.7)	1.2	(7.9)
Worldwide	$ 18,254	18,355	(0.6)%	3.9	(4.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,096	5,162	(1.3)%	(1.3)	—
International	9,400	9,535	(1.4)	2.3	(3.7)
	14,496	14,697	(1.4)	1.0	(2.4)

Pharmaceutical
U.S.	17,432	13,948	25.0	25.0	—
International	14,881	14,177	5.0	8.3	(3.3)
	32,313	28,125	14.9	16.5	(1.6)

Medical Devices
U.S.	12,254	12,800	(4.3)	(4.3)	—
International	15,268	15,690	(2.7)	0.5	(3.2)
	27,522	28,490	(3.4)	(1.6)	(1.8)

U.S.	34,782	31,910	9.0	9.0	—
International	39,549	39,402	0.4	3.7	(3.3)
Worldwide	$ 74,331	71,312	4.2%	6.1	(1.9)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,604	8,014	7.4%	7.4	—

Europe	4,560	4,968	(8.2)	0.6	(8.8)
Western Hemisphere excluding U.S.	1,782	1,891	(5.8)	3.9	(9.7)
Asia-Pacific, Africa	3,308	3,482	(5.0)	0.6	(5.6)
International	9,650	10,341	(6.7)	1.2	(7.9)

Worldwide	$ 18,254	18,355	(0.6)%	3.9	(4.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 34,782	31,910	9.0%	9.0	—

Europe	18,947	18,599	1.9	2.6	(0.7)
Western Hemisphere excluding U.S.	7,160	7,421	(3.5)	5.2	(8.7)
Asia-Pacific, Africa	13,442	13,382	0.4	4.4	(4.0)
International	39,549	39,402	0.4	3.7	(3.3)

Worldwide	$ 74,331	71,312	4.2%	6.1	(1.9)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2014	2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 2,703	2,750	(1.7)%
Ortho-Clinical Diagnostics divestiture net (gain)/expense	49	—
Litigation expenses	692	506
Synthes integration/transaction costs	325	181
Additional year of Branded Prescription Drug Fee	—	—
In-process research and development	156	338
DePuy ASRTM Hip program	—	134
Other	—	—
Earnings before provision for taxes on income - as adjusted	$ 3,925	3,909	0.4%

Net Earnings - as reported	$ 2,521	3,519	(28.4)%
Ortho-Clinical Diagnostics divestiture net (gain)/expense	87	—
Litigation expenses	652	227
Synthes integration/transaction costs	237	110
Additional year of Branded Prescription Drug Fee	—	—
In-process research and development	115	294
DePuy ASRTM Hip program	—	118
Tax benefit associated with Conor Medsystems	—	—
Scios tax benefit	—	(707)
Other	—	—
Net Earnings - as adjusted	$ 3,612	3,561	1.4%

Diluted Net Earnings per share - as reported	$ 0.89	1.23	(27.6)%
Ortho-Clinical Diagnostics divestiture net (gain)/expense	0.03	—
Litigation expenses	0.23	0.08
Synthes integration/transaction costs	0.08	0.04
Additional year of Branded Prescription Drug Fee	—	—
In-process research and development	0.04	0.10
DePuy ASRTM Hip program	—	0.04
Tax benefit associated with Conor Medsystems	—	—
Scios Tax Benefit	—	(0.25)
Other	—	—
Diluted Net Earnings per share - as adjusted	$ 1.27	1.24	2.4%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Twelve Months			% Incr. /
(Dollars in Millions Except Per Share Data)	2014		2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 20,563		15,471	32.9%
Ortho-Clinical Diagnostics divestiture net (gain)/expense	(1,899)		—
Litigation expenses	1,253		2,282
Synthes integration/transaction costs	754		683
Additional year of Branded Prescription Drug Fee	220		—
In-process research and development	178		580
DePuy ASRTM Hip program	126		251
Other	—		(98)
Earnings before provision for taxes on income - as adjusted	$ 21,195		19,169	10.6%

Net Earnings - as reported	$ 16,323		13,831	18.0%
Ortho-Clinical Diagnostics divestiture net (gain)/expense	(1,062)		—
Litigation expenses	1,225	(1)	1,646
Synthes integration/transaction costs	555		483
Additional year of Branded Prescription Drug Fee	220		—
In-process research and development	131		462
DePuy ASRTM Hip program	111		240
Tax benefit associated with Conor Medsystems	(398)		—
Scios tax benefit	—		(707)
Other	—		(79)
Net Earnings - as adjusted	$ 17,105		15,876	7.7%

Diluted Net Earnings per share - as reported	$ 5.70		4.81	18.5%
Ortho-Clinical Diagnostics divestiture net (gain)/expense	(0.37)		—
Litigation expenses	0.43		0.57
Synthes integration/transaction costs	0.19		0.17
Additional year of Branded Prescription Drug Fee	0.08		—
In-process research and development	0.04		0.16
DePuy ASRTM Hip program	0.04		0.08
Tax benefit associated with Conor Medsystems	(0.14)		—
Scios Tax Benefit	—		(0.25)
Other	—		(0.02)
Diluted Net Earnings per share - as adjusted	$ 5.97		5.52	8.2%

(1) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures(A)
FOURTH QUARTER 2014 ACTUAL vs. 2013 ACTUAL

Segments
	Operational % (1)
	Consumer	Pharmaceutical	Medical Devices	Total

WW As Reported:	0.9%	13.9%	(4.7)%	3.9%
U.S.	2.5%	22.7%	(7.7)%	7.4%
International	0.1%	5.8%	(2.3)%	1.2%

Women's Health
Sanitary Protection	0.5			0.1
U.S.	1.4			0.2
International	0.1			0.0

Women's Health
K-Y ®	0.5			0.2
U.S.	1.0			0.2
International	0.3			0.1

Diagnostics
Ortho-Clinical Diagnostics			6.2	2.5
U.S.			6.7	2.9
International			5.8	2.3

All Other Acquisitions and Divestitures	0.2			0.0
U.S.	0.0			0.0
International	0.2			0.0

WW Ops Excluding Acquisitions and Divestitures	2.1%	13.9%	1.5%	6.7%
U.S.	4.9%	22.7%	(1.0)%	10.7%
International	0.7%	5.8%	3.5%	3.6%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures(A)
TWELVE MONTHS 2014 ACTUAL vs. 2013 ACTUAL

Segments
	Operational % (1)
	Consumer	Pharmaceutical	Medical Devices	Total

WW As Reported:	1.0%	16.5%	(1.6)%	6.1%
U.S.	(1.3)%	25.0%	(4.3)%	9.0%
International	2.3%	8.3%	0.5%	3.7%

Women's Health
Sanitary Protection	1.4			0.3
U.S.	3.8			0.6
International	0.1			0.0

Women's Health
K-Y ®	0.3			0.1
U.S.	0.6			0.1
International	0.1			0.0

Diagnostics
Ortho-Clinical Diagnostics			3.2	1.4
U.S.			3.7	1.8
International			3.0	1.2

All Other Acquisitions and Divestitures	0.1	0.1		0.1
U.S.	0.0	0.1		0.1
International	0.1	0.1		0.2

WW Ops Excluding Acquisitions and Divestitures	2.8%	16.6%	1.6%	8.0%
U.S.	3.1%	25.1%	(0.6)%	11.6%
International	2.6%	8.4%	3.5%	5.1%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$96	105	(8.6)%	(8.6)%	—%
Intl	428	480	(10.8)	(4.8)	(6.0)
WW	524	585	(10.4)	(5.5)	(4.9)

ORAL CARE
US	150	153	(2.0)	(2.0)	—
Intl	264	265	(0.4)	6.1	(6.5)
WW	414	418	(1.0)	3.1	(4.1)

OTC
US	362	332	9.0	9.0	—
Intl	711	747	(4.8)	3.6	(8.4)
WW	1,073	1,079	(0.6)	5.2	(5.8)

SKIN CARE
US	471	432	9.0	9.0	—
Intl	485	538	(9.9)	(3.7)	(6.2)
WW	956	970	(1.4)	2.0	(3.4)

WOMEN'S HEALTH
US	7	38	(81.6)	(81.6)	—
Intl	301	310	(2.9)	6.0	(8.9)
WW	308	348	(11.5)	(3.6)	(7.9)

WOUND CARE/OTHER
US	208	203	2.5	2.5	—
Intl	123	150	(18.0)	(11.6)	(6.4)
WW	331	353	(6.2)	(3.5)	(2.7)

TOTAL CONSUMER
US	1,294	1,263	2.5	2.5	—
Intl	2,312	2,490	(7.1)	0.1	(7.2)
WW	$3,606	3,753	(3.9)%	0.9%	(4.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,816	1,726	5.2%	5.2%	—%
Intl	762	676	12.7	22.2	(9.5)
WW	2,578	2,402	7.3	10.0	(2.7)
REMICADE
US	1,052	982	7.1	7.1	—
US Exports (4)	244	367	(33.5)	(33.5)	—
Intl	376	363	3.6	12.6	(9.0)
WW	1,672	1,712	(2.3)	(0.4)	(1.9)
SIMPONI/SIMPONI ARIA
US	164	112	46.4	46.4	—
Intl	182	142	28.2	39.0	(10.8)
WW	346	254	36.2	42.2	(6.0)
STELARA
US	356	265	34.3	34.3	—
Intl	189	152	24.3	34.3	(10.0)
WW	545	417	30.7	34.4	(3.7)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	15	19	(21.1)	(15.9)	(5.2)
WW	15	19	(21.1)	(15.9)	(5.2)

INFECTIOUS DISEASES
US	564	302	86.8	86.8	—
Intl	512	642	(20.2)	(12.1)	(8.1)
WW	1,076	944	14.0	19.5	(5.5)
EDURANT
US	6	5	20.0	20.0	—
Intl	84	68	23.5	33.8	(10.3)
WW	90	73	23.3	32.9	(9.6)
INCIVO
US	—	—	—	—	—
Intl	5	107	(95.3)	(90.7)	(4.6)
WW	5	107	(95.3)	(90.7)	(4.6)
OLYSIO/SOVRIAD
US	256	13	*	*	—
Intl	65	10	*	*	(12.5)
WW	321	23	*	*	(2.5)
PREZISTA
US	243	229	6.1	6.1	—
Intl	205	232	(11.6)	(3.5)	(8.1)
WW	448	461	(2.8)	1.3	(4.1)
OTHER INFECTIOUS DISEASES
US	59	55	7.3	7.3	—
Intl	153	225	(32.0)	(26.1)	(5.9)
WW	212	280	(24.3)	(19.6)	(4.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$645	611	5.6%	5.6%	—%
Intl	1,006	1,040	(3.3)	5.1	(8.4)
WW	1,651	1,651	0.0	5.3	(5.3)
CONCERTA/METHYLPHENIDATE
US	55	46	19.6	19.6	—
Intl	114	123	(7.3)	0.5	(7.8)
WW	169	169	0.0	5.7	(5.7)
INVEGA
US	96	87	10.3	10.3	—
Intl	65	67	(3.0)	7.0	(10.0)
WW	161	154	4.5	8.9	(4.4)
INVEGA SUSTENNA/XEPLION
US	226	188	20.2	20.2	—
Intl	192	162	18.5	27.8	(9.3)
WW	418	350	19.4	23.7	(4.3)
RISPERDAL CONSTA
US	104	113	(8.0)	(8.0)	—
Intl	190	208	(8.7)	(0.5)	(8.2)
WW	294	321	(8.4)	(3.1)	(5.3)
OTHER NEUROSCIENCE
US	164	177	(7.3)	(7.3)	—
Intl	445	480	(7.3)	0.8	(8.1)
WW	609	657	(7.3)	(1.4)	(5.9)

ONCOLOGY
US	334	216	54.6	54.6	—
Intl	878	897	(2.1)	6.7	(8.8)
WW	1,212	1,113	8.9	16.0	(7.1)
VELCADE
US	—	—	—	—	—
Intl	418	524	(20.2)	(12.1)	(8.1)
WW	418	524	(20.2)	(12.1)	(8.1)
ZYTIGA
US	255	211	20.9	20.9	—
Intl	340	284	19.7	29.9	(10.2)
WW	595	495	20.2	26.0	(5.8)
OTHER ONCOLOGY
US	79	5	*	*	—
Intl	120	89	34.8	43.9	(9.1)
WW	199	94	*	*	(8.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$997	696	43.2%	43.2%	—%
Intl	485	490	(1.0)	6.0	(7.0)
WW	1,482	1,186	25.0	27.9	(2.9)
PROCRIT/EPREX
US	177	168	5.4	5.4	—
Intl	125	139	(10.1)	(3.2)	(6.9)
WW	302	307	(1.6)	1.5	(3.1)
XARELTO
US	428	271	57.9	57.9	—
Intl	—	—	—	—	—
WW	428	271	57.9	57.9	—
OTHER
US	392	257	52.5	52.5	—
Intl	360	351	2.6	9.6	(7.0)
WW	752	608	23.7	27.7	(4.0)

TOTAL PHARMACEUTICAL
US	4,356	3,551	22.7	22.7	—
Intl	3,643	3,745	(2.7)	5.8	(8.5)
WW	$7,999	7,296	9.6%	13.9%	(4.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (3) (7)

CARDIOVASCULAR CARE
US	$222	210	5.7%	5.7%	—%
Intl	336	324	3.7	12.4	(8.7)
WW	558	534	4.5	9.8	(5.3)

DIABETES CARE
US	206	219	(5.9)	(5.9)	—
Intl	308	344	(10.5)	(1.5)	(9.0)
WW	514	563	(8.7)	(3.2)	(5.5)

DIAGNOSTICS(5)
US	—	215	**	**	—
Intl	14	251	(94.4)	(90.5)	(3.9)
WW	14	466	(97.0)	(94.9)	(2.1)

ORTHOPAEDICS
US	1,339	1,307	2.4	2.4	—
Intl	1,102	1,149	(4.1)	3.3	(7.4)
WW	2,441	2,456	(0.6)	2.8	(3.4)

SPECIALTY SURGERY/OTHER(6)
US	425	422	0.7	0.7	—
Intl	479	507	(5.5)	2.1	(7.6)
WW	904	929	(2.7)	1.5	(4.2)

SURGICAL CARE
US	567	599	(5.3)	(5.3)	—
Intl	1,005	1,040	(3.4)	4.0	(7.4)
WW	1,572	1,639	(4.1)	0.6	(4.7)

VISION CARE
US	195	228	(14.5)	(14.5)	—
Intl	451	491	(8.1)	1.7	(9.8)
WW	646	719	(10.2)	(3.5)	(6.7)

TOTAL MEDICAL DEVICES
US	2,954	3,200	(7.7)	(7.7)	—
Intl	3,695	4,106	(10.0)	(2.3)	(7.7)
WW	$6,649	7,306	(9.0)%	(4.7)%	(4.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$407	413	(1.5)%	(1.5)%	—%
Intl	1,832	1,882	(2.7)	1.8	(4.5)
WW	2,239	2,295	(2.4)	1.3	(3.7)

ORAL CARE
US	600	602	(0.3)	(0.3)	—
Intl	1,047	1,020	2.6	5.9	(3.3)
WW	1,647	1,622	1.5	3.6	(2.1)

OTC
US	1,357	1,286	5.5	5.5	—
Intl	2,749	2,742	0.3	3.7	(3.4)
WW	4,106	4,028	1.9	4.2	(2.3)

SKIN CARE
US	1,834	1,752	4.7	4.7	—
Intl	1,924	1,952	(1.4)	1.2	(2.6)
WW	3,758	3,704	1.5	2.9	(1.4)

WOMEN'S HEALTH
US	50	280	(82.1)	(82.1)	—
Intl	1,252	1,288	(2.8)	2.6	(5.4)
WW	1,302	1,568	(17.0)	(12.6)	(4.4)

WOUND CARE/OTHER
US	848	829	2.3	2.3	—
Intl	596	651	(8.4)	(6.3)	(2.1)
WW	1,444	1,480	(2.4)	(1.5)	(0.9)

TOTAL CONSUMER
US	5,096	5,162	(1.3)	(1.3)	—
Intl	9,400	9,535	(1.4)	2.3	(3.7)
WW	$14,496	14,697	(1.4)%	1.0%	(2.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$7,111	6,591	7.9%	7.9%	—%
Intl	3,082	2,599	18.6	23.3	(4.7)
WW	10,193	9,190	10.9	12.2	(1.3)
REMICADE
US	4,155	3,891	6.8	6.8	—
US Exports (4)	1,078	1,339	(19.5)	(19.5)	—
Intl	1,635	1,443	13.3	19.0	(5.7)
WW	6,868	6,673	2.9	4.1	(1.2)
SIMPONI/SIMPONI ARIA
US	544	404	34.7	34.7	—
Intl	643	528	21.8	26.4	(4.6)
WW	1,187	932	27.4	30.0	(2.6)
STELARA
US	1,334	957	39.4	39.4	—
Intl	738	547	34.9	37.3	(2.4)
WW	2,072	1,504	37.8	38.7	(0.9)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	66	81	(18.5)	(14.3)	(4.2)
WW	66	81	(18.5)	(14.3)	(4.2)

INFECTIOUS DISEASES
US	3,112	1,077	*	*	—
Intl	2,487	2,473	0.6	2.5	(1.9)
WW	5,599	3,550	57.7	58.6	(0.9)
EDURANT
US	24	15	60.0	60.0	—
Intl	341	221	54.3	54.3	0.0
WW	365	236	54.7	54.7	0.0
INCIVO
US	—	—	—	—	—
Intl	226	517	(56.3)	(55.0)	(1.3)
WW	226	517	(56.3)	(55.0)	(1.3)
OLYSIO/SOVRIAD
US	1,943	13	*	*	—
Intl	359	10	*	*	(2.3)
WW	2,302	23	*	*	(0.4)
PREZISTA
US	930	807	15.2	15.2	—
Intl	901	866	4.0	5.9	(1.9)
WW	1,831	1,673	9.4	10.4	(1.0)
OTHER INFECTIOUS DISEASES
US	215	242	(11.2)	(11.2)	—
Intl	660	859	(23.2)	(21.2)	(2.0)
WW	875	1,101	(20.5)	(18.9)	(1.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,452	2,584	(5.1)%	(5.1)%	—%
Intl	4,035	4,083	(1.2)	2.2	(3.4)
WW	6,487	6,667	(2.7)	(0.6)	(2.1)
CONCERTA/METHYLPHENIDATE
US	152	308	(50.6)	(50.6)	—
Intl	447	474	(5.7)	(1.6)	(4.1)
WW	599	782	(23.4)	(20.9)	(2.5)
INVEGA
US	360	316	13.9	13.9	—
Intl	280	267	4.9	8.7	(3.8)
WW	640	583	9.8	11.5	(1.7)
INVEGA SUSTENNA/XEPLION
US	825	690	19.6	19.6	—
Intl	763	558	36.7	39.1	(2.4)
WW	1,588	1,248	27.2	28.3	(1.1)
RISPERDAL CONSTA
US	427	440	(3.0)	(3.0)	—
Intl	763	878	(13.1)	(10.9)	(2.2)
WW	1,190	1,318	(9.7)	(8.2)	(1.5)
OTHER NEUROSCIENCE
US	688	830	(17.1)	(17.1)	—
Intl	1,782	1,906	(6.5)	(2.4)	(4.1)
WW	2,470	2,736	(9.7)	(6.9)	(2.8)

ONCOLOGY
US	1,157	848	36.4	36.4	—
Intl	3,300	2,925	12.8	16.0	(3.2)
WW	4,457	3,773	18.1	20.6	(2.5)
VELCADE
US	—	—	—	—	—
Intl	1,618	1,660	(2.5)	1.1	(3.6)
WW	1,618	1,660	(2.5)	1.1	(3.6)
ZYTIGA
US	971	750	29.5	29.5	—
Intl	1,266	948	33.5	36.1	(2.6)
WW	2,237	1,698	31.7	33.1	(1.4)
OTHER ONCOLOGY
US	186	98	89.8	89.8	—
Intl	416	317	31.2	34.2	(3.0)
WW	602	415	45.1	47.4	(2.3)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$3,600	2,848	26.4%	26.4%	—%
Intl	1,977	2,097	(5.7)	(3.4)	(2.3)
WW	5,577	4,945	12.8	13.8	(1.0)
PROCRIT/EPREX
US	715	795	(10.1)	(10.1)	—
Intl	523	569	(8.1)	(6.2)	(1.9)
WW	1,238	1,364	(9.2)	(8.4)	(0.8)
XARELTO
US	1,522	864	76.2	76.2	—
Intl	—	—	—	—	—
WW	1,522	864	76.2	76.2	—
OTHER
US	1,363	1,189	14.6	14.6	—
Intl	1,454	1,528	(4.8)	(2.4)	(2.4)
WW	2,817	2,717	3.7	5.0	(1.3)

TOTAL PHARMACEUTICAL
US	17,432	13,948	25.0	25.0	—
Intl	14,881	14,177	5.0	8.3	(3.3)
WW	$32,313	28,125	14.9%	16.5%	(1.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (3) (7)

CARDIOVASCULAR CARE
US	$862	808	6.7%	6.7%	—%
Intl	1,346	1,269	6.1	9.4	(3.3)
WW	2,208	2,077	6.3	8.3	(2.0)
DIABETES CARE
US	864	998	(13.4)	(13.4)	—
Intl	1,278	1,311	(2.5)	0.8	(3.3)
WW	2,142	2,309	(7.2)	(5.3)	(1.9)
DIAGNOSTICS(5)
US	456	926	(50.8)	(50.8)	—
Intl	506	959	(47.2)	(44.9)	(2.3)
WW	962	1,885	(49.0)	(47.8)	(1.2)
ORTHOPAEDICS
US	5,197	5,074	2.4	2.4	—
Intl	4,478	4,435	1.0	3.5	(2.5)
WW	9,675	9,509	1.7	2.9	(1.2)
SPECIALTY SURGERY /OTHER(6)
US	1,679	1,664	0.9	0.9	—
Intl	1,862	1,840	1.2	4.9	(3.7)
WW	3,541	3,504	1.1	3.0	(1.9)
SURGICAL CARE
US	2,221	2,294	(3.2)	(3.2)	—
Intl	3,955	3,975	(0.5)	2.6	(3.1)
WW	6,176	6,269	(1.5)	0.5	(2.0)
VISION CARE
US	975	1,036	(5.9)	(5.9)	—
Intl	1,843	1,901	(3.1)	1.7	(4.8)
WW	2,818	2,937	(4.1)	(1.0)	(3.1)

TOTAL MEDICAL DEVICES
US	12,254	12,800	(4.3)	(4.3)	—
Intl	15,268	15,690	(2.7)	0.5	(3.2)
WW	$27,522	28,490	(3.4)%	(1.6)%	(1.8)%
*Percentage greater than 100%
**Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Reflects Diagnostics divestiture June 30, 2014
(6) Infection Prevention now reflected in Specialty Surgery/Other, previously reported independently
(7) Previously referred to as Medical Devices and Diagnostics